Exhibit 10.30


                              WAIVER AND AGREEMENT dated as of March 28, 2002
                         (this "Waiver"), to the Credit Agreement dated as of April 9, 1998, as amended and restated as of April 12, 2001 (as amended, the "Credit Agreement"), among WKI Holding Company, Inc. (formerly known as CCPC Holding Company, Inc.), a Delaware corporation (the "Borrower"), the lending institutions from time to time parties thereto (each, a "Lender" and, collectively, the "Lenders"), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent, Citibank, N.A., as Syndication Agent, and Bankers Trust Company, as Documentation Agent.

          A. Pursuant to the Credit Agreement, the Lenders and the Letter of Credit Issuer have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          B. The Borrower has informed the Lenders that Events of Default have occurred and are continuing as a result of (a) the Borrower's failure to comply with Sections 10.10, 10.11 and 10.13 of the Credit Agreement for the Test Period ended December 31, 2001 (b) the Borrower's failure to take any action specified in the letter dated March 1, 2002 from the Administrative Agent to the Borrower and (c) the Borrower's failure to deliver an opinion of its independent certified public accountants that is not qualified as to the status of the Borrower or any of the Material Subsidiaries as a going concern with respect to the Borrower's annual financial statements for its 2001 fiscal year, as required pursuant to Section 9.1 of the Credit Agreement (such Events of Default, the "Specified Events of Default").

          C. The Borrower has requested that the Required Lenders grant a limited waiver of the Specified Events of Default, and the Required Lenders are willing to grant such limited waiver, on the terms and subject to the conditions set forth herein.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Limited Waiver.  (a) Subject to paragraph (b) below, the
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Required Lenders hereby waive the Specified Events of Default.

          (b) The waiver set forth in paragraph (a) above shall, without any further action by any Person, automatically terminate on the date (the "Waiver Termination Date") that is the earliest of (i) May 30, 2002, (ii) the date on which the Borrower (A) has less than $20,000,000 (the "Required Cash Amount") of cash (in a domestic bank account in the name of the Borrower (it being understood that any cash held by the individual factory stores of the Borrower shall not be included for purposes of calculating the Required Cash Amount), which cash shall not be subject to any Lien or right of setoff other than the Lien created pursuant to the Security Agreement or (B) provides to the Administrative Agent a Liquidity Certificate (as defined below) on which any Projected Cash Amount (as defined below) is less than the Required Cash Amount,
(iii) the date on which the Borrower notifies the Administrative Agent that the Borrower intends to make any payment or other distribution (whether in cash, securities or other property) in respect of principal of or interest on the Subordinated Notes, (iv) the date on which the Borrower makes any payment or other


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                                                                               2

distribution (whether in cash, securities or other property) in respect of principal of or interest on the Subordinated Notes and (v) the date on which the Borrower prepays any loan outstanding under the Borden Facility. Upon the Waiver Termination Date, all rights and remedies with respect to the Specified Events of Default of the Lenders, the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent and the Documentation Agent under the Credit Agreement and any other Loan Document shall, without any further action by any Person, automatically be reinstated as if the waiver set forth in paragraph (a) above had not become effective.

          SECTION 2.  Agreements of the Borrower. (a) The Borrower hereby agrees
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that, prior to the Waiver Termination Date, the Borrower shall not prepay any loan outstanding under the Borden Facility.

          (b) The Borrower further agrees that, prior to the Waiver Termination Date, no less than 5 Business Days before making any payment or other distribution (whether in cash, securities or other property) in respect of principal of or interest on the Subordinated Notes, the Borrower shall provide written notice to the Administrative Agent of its intention to make such payment or other distribution.

          (c) The Borrower further agrees that, prior to the Waiver Termination Date, no later than 5:00 p.m. on each Monday, the Borrower shall furnish to the Administrative Agent a certificate (a "Liquidity Certificate") signed by the chief financial officer of the Borrower certifying (i) the amount of cash held by the Borrower in its domestic bank accounts at the close of business on each day during the preceding calendar week, (ii) that such cash was not subject to any Lien or right of setoff other than the Lien created pursuant to the Security Agreement, together with any supporting documentation reasonably requested by the Administrative Agent and (iii) the projected amount of cash the Borrower reasonably expects to hold in its domestic bank accounts at the close of business on the last day of such calendar week and on the last day of each of the following five calendar weeks (such amount, for each such day, a "Projected Cash Amount").

          SECTION 3.  Consent and Agreement of Borden Holdings, Inc.  Borden
                      ---------------------------------------------
Holdings, Inc. hereby consents to the Borrower's agreement set forth in Section 2(a) hereof and agrees that, prior to the Waiver Termination Date, it shall hold any prepayment made in respect of loans outstanding under the Borden Facility in trust for the Lenders and shall promptly transfer such amount to the Borrower.

          SECTION 4.  Representations and Warranties.  To induce the other
                      ------------------------------
parties hereto to enter into this Waiver, the Borrower represents and warrants to each other party hereto that, after giving effect to this Waiver, (a) the representations and warranties set forth in Section 8 of the Credit Agreement will be true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default will have occurred and be continuing.

          SECTION 5.  Conditions to Effectiveness.  This Waiver shall become
                      ---------------------------
effective at such time as (a) the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of the Borrower, Borden Holdings, Inc. and the Required Lenders, (b) the Administrative Agent shall have received a Liquidity Certificate for the calendar week immediately preceding the calendar week in which the date hereof occurs and (c) all fees and expenses of the Administrative Agent, including all invoiced fees and expenses of its counsel, shall have been paid.


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                                                                               3

          SECTION 6.  Effect of Waiver.  Except as expressly set forth herein,
                      ----------------
this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lenders, the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent or the Documentation Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein and only for the circumstances, and during the time period, referred to herein. Any default under this Waiver shall constitute an Event of Default under the Credit Agreement. Nothing in this Waiver shall alter the obligations of the Borrower set forth in the Waiver, Consent and Agreement dated as of February 25, 2002, among the Borrower, the Lenders, JPMorgan Chase Bank, as Administrative Agent, Citibank, N.A., as Syndication Agent, and Bankers Trust Company, as Documentation Agent.

          SECTION 7.  Counterparts.  This Waiver may be executed in any number
                      ------------
of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 8.  Applicable Law.  THIS WAIVER SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 9.  Headings.  The headings of this Waiver are for purposes of
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reference only and shall not limit or otherwise affect the meaning hereof.

          SECTION 10. No Third Party Beneficiaries. Nothing in this Waiver,
                      ----------------------------
express or implied, shall give to any Person, other than the Borrower and the Lenders party hereto and the successors, assigns and participants permitted under Section 13.6 of the Credit Agreement, any benefit or any legal or equitable right, remedy or claim under this Waiver.


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                                                                               4

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    WKI HOLDING COMPANY, INC.,

                                    by
                                       _________________________________
                                       Name:
                                       Title:

                                    JPMORGAN CHASE BANK, as
                                    Administrative Agent, as Letter of Credit
                                    Issuer and as a Lender,

                                    by
                                       _________________________________
                                       Name:
                                       Title:

                                    CITIBANK, N.A., as Syndication Agent and as a Lender,

                                    by
                                       _________________________________
                                       Name:
                                       Title:

                                    BANKERS TRUST COMPANY, as
                                    Documentation Agent and as a Lender,

                                    by
                                       _________________________________
                                       Name:
                                       Title:

With respect to Section 3 only,
consented and agreed to by:

BORDEN HOLDINGS, INC.,

by
   _________________________________
   Name:
   Title:


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                                                                               5

                              Signature Page to the Waiver and Agreement dated as of March [ ], 2002, to the Credit Agreement dated as of April 9, 1998, as amended and restated as of April 12, 2001, among WKI Holding Company, Inc. (formerly known as CCPC Holding Company, Inc.), a Delaware corporation (the "Borrower"), the lending institutions from time to time parties thereto (each a "Lender" and, collectively, the "Lenders"), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent, Citibank, N.A., as Syndication Agent, and Bankers Trust Company, as Documentation Agent.

Name of Lender                by



-----------------------       ----------------------------
                              Name:
                              Title:


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